EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

As of March 15, 1996, ServiceMaster had the following subsidiaries:

                                                                State or Country
                                                                      of
                                                                  Incorporation
Subsidiary                                                       or Organization
----------                                                      ----------------

The ServiceMaster Company Limited Partnership. . . . . . . . . . . . .  Delaware
ServiceMaster Consumer Services Limited Partnership. . . . . . . . . . .Delaware
ServiceMaster Consumer Services, Inc . . . . . . . . . . . . . . . . . .Delaware
TruGreen Limited Partnership . . . . . . . . . . . . . . . . . . . . . .Delaware
TruGreen, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
The Terminix International Company Limited Partnership . . . . . . . . .Delaware
Terminix International, Inc. . . . . . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Residential/Commercial Services Limited Partnership. . . .Delaware
ServiceMaster Residential/Commercial Services Management Corporation . .Delaware
Merry Maids Limited Partnership. . . . . . . . . . . . . . . . . . . . .Delaware
Merry Maids, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
SVM Holding Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .Delaware
American Home Shield Corporation (1) . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Direct Distributor Company Limited Partnership . . . . . .Delaware
ServiceMaster DDC, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Management Services Limited Partnership. . . . . . . . . .Delaware
ServiceMaster Management Services, Inc.. . . . . . . . . . . . . . . . .Delaware
ServiceMaster Aviation Services Limited Partnership. . . . . . . . . . .Delaware
ServiceMaster Aviation Management Corporation. . . . . . . . . . . . . .Delaware
CMI Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . Wisconsin
FCIC Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Illinois
The ServiceMaster Acceptance Company Limited Partnership . . . . . . . .Delaware
ServiceMaster AM Limited Partnership . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster Acceptance Corporation . . . . . . . . . . . . . . . . . .Delaware
Azimuth Advertising Limited Partnership. . . . . . . . . . . . . . . . .Delaware
Azimuth Management Corporation . . . . . . . . . . . . . . . . . . . . .Delaware
ServiceMaster International Limited Partnership. . . . . . . . . . . . .Delaware
ServiceMaster International Management Corporation . . . . . . . . . . .Delaware
ServiceMaster Limited. . . . . . . . . . . . . . . . . . . . . . .United Kingdom
ServiceMaster Operations Germany GmbH. . . . . . . . . . . . . . . . . . Germany
ServiceMaster Japan, Inc.. . . . . . . . . . . . . . . . . . . . . . .     Japan
TMX-Europe B.V.. . . . . . . . . . . . . . . . . . . . . . . . . The Netherlands
Peter Cox Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .United Kingdom
Protekta B.V.. . . . . . . . . . . . . . . . . . . . . . . . . . The Netherlands
Riwa B.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . . The Netherlands

--------------------

(1) American Home Shield Corporation has 17 subsidiaries through which it carries on its business in the various states in which it markets its products.

                                                                State or Country
                                                                      of
                                                                  Incorporation
Subsidiary                                                       or Organization
----------                                                      ----------------

Anticimex Development AB (2) . . . . . . . . . . . . . . . . . . . . .    Sweden
Hellmut Stenglein Handelsgesellschaft mbH (3). . . . . . . . . . . . .   Germany
LTCS Investment Limited Partnership. . . . . . . . . . . . . . . . . .  Delaware
ServiceMaster Home Health Care Services Inc. . . . . . . . . . . . . .  Delaware
ServiceMaster Diversified Health Services, Inc. (4). . . . . . . . . .  Delaware
ServiceMaster Diversified Health Services Limited Partnership (5). . . Tennessee
We Serve America, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
TSSGP Limited Partnership. . . . . . . . . . . . . . . . . . . . . . .  Delaware
TSSGP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Delaware
ServiceMaster Aviation LLC . . . . . . . . . . . . . . . . . . . . . .  Illinois

--------------------

(2)  Anticimex Development AB has 5 subsidiaries.

(3)  The Stenglein group includes 6 subsidiaries.

(4)  ServiceMaster Diversified Health Services, Inc. has 7 subsidiaries.

(5)  ServiceMaster Diversified Health Services, L.P. has 14 subsidiaries.